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                                                        EXHIBIT 10 (K)(4)(A)(IV)














               AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND
                                     PERMITS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                       FIRST UNION NATIONAL BANK, AS AGENT



                          DATED AS OF DECEMBER 30, 1998





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           AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS

-------------------------------------------------------------------------------


         THIS AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS (this "Assignment") is made and executed this 30th day of December, 1998, by

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256, Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national association, as Agent ("Agent"), for the Lenders (as such term is defined in the Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith, as amended from time to time, between Borrower and Lender (the "Loan Agreement").

                                    RECITALS

         1. Borrower and Agent, Morgan Guaranty Trust Company of New York, a New York banking corporation, AmSouth Bank, a state banking corporation, and Guaranty Federal Bank, F.S.B., a federal savings bank (collectively, the "Original Lenders"), entered into that certain Amended and Restated Revolving Credit Loan Agreement dated as of December 29, 1997 (the "Prior Loan Agreement") pursuant to which the Original Lenders agreed to extend certain credit to the Borrower from time to time up to a maximum principal amount of $100,000,000 (the "Loan").

         2. As partial security for the Loan, the Borrower provided the Original Lenders with that certain Amended and Restated Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated as of December 29, 1997, and recorded in Book 9767, page 002, of the public records of DeKalb County, Georgia (the "DeKalb Mortgage"), wherein the Borrower granted to the Original Lenders a security interest in certain real property described therein as security for the Loan.

         3. As additional collateral for repayment of the Loan, Borrower made and delivered to the Original Lenders that certain Assignment of Contracts, Licenses and Permits dated December 29, 1997 (the "Assignment of Contracts"), which Assignment of Contracts was assigned to Agent pursuant to that certain Assignment of Deed to Secure Debt and Related Loan Documents of even date herewith.



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         4. The Borrower has applied to the Agent to increase the amount of the
Loan to $150,000,000 and to resyndicate the Loan to additional lenders in order to finance such increase, and to modify certain other provisions of the Mortgage. The Agent and the other Original Lenders have agreed to such modifications, provided, among other things, that the Assignment of Contracts is modified in accordance with the terms and conditions hereinafter set forth.

         5. To further secure the additional indebtedness in connection with the increase and resyndication of the Loan, Borrower provided the Agent that certain (i) Second Amended and Restated Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated of even date herewith, which amends and restates the DeKalb Mortgage and shall be recorded in the public records of DeKalb County, Georgia, and (ii) Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement dated of even date herewith, encumbering the Additional Property described on Exhibit A attached hereto, and which shall be recorded in the public records of Gwinnett County, Georgia.

         ACCORDINGLY, in consideration of the mutual covenants, promises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Recitals. The recitals hereinabove are true and correct and are incorporated herein by reference.

         2. Additional Lenders. All references to the term "Lender" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to First Union National Bank, as Agent for the Lenders.

         3. Additional Property. Exhibit A attached to the Assignment of Contracts is hereby amended to include the real property located in DeKalb County, Georgia and Gwinnett County, Georgia, more particularly described on Exhibit A attached hereto (the "Additional Property"). All references to the term "Property" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to the Property, as such term is defined in the Assignment of Contracts, and the Additional Property.

         4. Additional Promissory Notes. All references to the term "Notes" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer collectively to those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes all of even date herewith from Borrower to each of the Lenders.

         5. Amendment to Loan Agreement. All references to the term "Loan Agreement" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to that certain Second Amended and Restated Revolving Credit Loan Agreement dated


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of even date herewith between Borrower and Lender. All references to the term
"Loan" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to the Loan evidenced by the Second Amended and Restated Loan Agreement.

         6. Ratification. Except as herein expressly amended, the Assignment of Contracts is hereby ratified and confirmed and shall otherwise remain unchanged and in full force and effect.

         7. Capitalized Terms. All initial capitalized defined terms not defined herein shall have the meanings assigned to them in the Assignment of Contracts.

         8. Counterparts. This Agreement may be executed in separate counterpart signature pages, and all such counterparts taken together shall constitute but one and the same instrument.

         9. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR, THE ASSIGNEE, AND THE LENDERS, THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") EACH ACKNOWLEDGE AND AGREE THAT NONE OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES RELATED THERETO. NONE OF THE PARTIES SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES, ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDERS TO MAKE THE LOAN TO ASSIGNOR, AND SHALL BE SUBJECT TO NO EXCEPTIONS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their authorized officers as of the day and year first above written.


Signed, sealed and delivered in the                        BORROWER:
presence of:
                                                           KOGER EQUITY, INC., a Florida
                                                           corporation


/s/ Janice R. Long                                         By: /s/ G. Danny Edwards
-----------------------------------------                       ----------------------------
Unofficial Witness:  Janice R. Long                        Name: G. Danny Edwards
                   ----------------------                        ---------------------------
                                                           Title: Treasurer
                                                                 --------------------------

                                                           Attest: W. Lawrence Jenkins
                                                                  -------------------------
                                                           Name: W. Lawrence Jenkins
                                                                ---------------------------
/s/ Dee Price                                              Title:                Secretary
-----------------------------------------                         ---------------
Notary Public
                                                                     [CORPORATE SEAL]
My Commission Expires: Feb. 1, 1999

Notary Public, Camden County, Georgia
-----------------------------------------
[Notary Seal]
                                                           LENDER:

                                                           FIRST UNION NATIONAL BANK, a
                                                           national association, as Agent


/s/ Alan C. Sheppard, Jr.                                  By: /s/ Andrew J. Hogshead
-----------------------------------------                     ----------------------------
Unofficial Witness: Alan C. Sheppard, Jr.                  Name: J. Andrew J. Hogshead
                   ----------------------                       --------------------------
                                                           Title: Vice President
                                                                 -------------------------

                                                           Attest: /s/ Lynn E. Vermilva
                                                                   -----------------------
                                                           Name: Lynn E. Vermilva
                                                                --------------------------
/s/ Nancy Hoffmann                                         Title:   Vice President
---------------------------------------                          -------------------------
Notary Public
                                                                  [CORPORATE SEAL]
My Commission Expires: Sept. 3, 2000

Bonded Thru Notary Public Underwriters
---------------------------------------
[Notary Seal]


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                                   EXHIBIT A


                            DESCRIPTION OF PROPERTY